UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2009

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2009, Lionbridge Global Sourcing Solutions, Inc., a Delaware corporation, became a party to the Credit Agreement (the "Credit Agreement"), dated as of December 21, 2006, by and among Lionbridge Technologies, Inc., VeriTest, Inc, Lionbridge US, Inc., Lionbridge Global Solutions Federal, Inc. ("Federal"), Lionbridge Global Solutions II, Inc., and Lionbridge International, the several banks and financial institutions as may become parties to the Credit Agreement (collectively, the "Lenders") and HSBC Bank USA, National Association, as administrative agent for the Lenders ("HSBC"). Lionbridge Global Sourcing Solutions, Inc. is a Guarantor under the terms of the Credit Agreement.
The Credit Agreement and ancillary documents related thereto are filed as Exhibits 10.1 – 10.5 to the 8-K filed on December 26, 2006, and the Joinder Agreement dated as of October 30, 2009 is attached hereto as Exhibit 10.1, and the descriptions related thereto and contained herein are qualified in their entirety by reference to such exhibits.

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the third quarter of fiscal 2009 and forward-looking statements relating to 2009 and 2010, as presented in a press release of November 5, 2009. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Nominating and Compensation Committee of the Board of Directors of Lionbridge approved an adjustment to the base salaries of Henri Broekmate and Paula Shannon, both General Managers of the Global Localization and Translation business and Senior Vice Presidents of Lionbridge, to reflect additional responsibilities assumed by such individuals. The base salaries of each of Mr. Broekmate and Ms. Shannon was increased from $250,000 to $300,000, effective November 1. In addition, Mr. Broekmate and Ms. Shannon will now each report directly to the Chief Executive Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

November 5, 2009	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Joinder Agreement dated October 30, 2009
99.1	Press Release dated November 5, 2009